UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05379

SPROTT FOCUS TRUST, INC.

(Exact name of registrant as specified in charter)

Royal Bank Plaza, South Tower

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J 2J1

(Address of principal executive offices)

The Prentice-Hall Corporation System, MA

7 St. Paul Street, Suite 820

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 656-2401

Date of fiscal year end: December 31, 2021

Date of reporting period: January 1, 2021 – June 30, 2021

Item 1. Reports to Shareholders.

Semi-Annual Report

June 30, 2021

Beginning September 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Sprott Focus Trust’s (“the Fund”) semi-annual and annual financial reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on www.sprottfocustrust.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor and your shares are held with our transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences”. You may also call Computershare at 1.800.426.5523.

You may elect to receive all future reports in paper form at no cost to you. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call Computershare at 1.800.426.5523. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

Managed Distribution Policy

The Board of Directors of Sprott Focus Trust, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”). Under the MDP, the Fund pays quarterly distributions at an annual rate of 6% of the rolling average of the prior four quarter-end net asset values, with the fourth quarter distribution being the greater of this annualized rate or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the Fund’s MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders.

Performance

NAV Average Annual Total Returns

As of June 30, 2021 (%)

FUND	YTD[1]	1 YR	3 YR	5 YR	10 YR	15 YR	20 YR	SINCE INCEPTION[2]	INCEPTION DATE
Sprott Focus Trust	19.25	45.85	12.58	13.00	7.85	7.24	9.42	9.96	11/1/96	[2]

INDEX
Russell 3000 TR3	15.11	44.16	18.73	17.89	14.70	10.78	8.92	9.80
[1]	Not Annualized, cumulative Year-to-Date.
[2]

Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA, Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.

[3]

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Total Return Index measures the performance of the largest 3,000 U.S. companies. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold.

The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.

The Fund’s shares of common stock trade on the Nasdaq Select Market. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares of closed-end funds are sold on the open market through a stock exchange. For additional information, contact your financial advisor or call 203.656.2430. Investment policies, management fees and other matters of interest to prospective investors may be found in the closed-end fund prospectus used in its initial public offering, as revised by subsequent stockholder reports.

2021 Semi-Annual Report to Stockholders  |  1

MANAGER’S DISCUSSION
Sprott Focus Trust

Whitney George

DEAR FELLOW SHAREHOLDERS,

We are pleased to report that Sprott Focus Trust (FUND) posted strong performance in the first half of 2021. For the six months ended June 30, 2021, FUND’s net asset value (NAV) advanced 19.25% and its market price increased 26.62%, reflecting the reinvestment of dividends. This compares favorably to FUND’s benchmark, the broad-based Russell 3000 Total Return Index, which gained 15.11% in the first six months. For the trailing 12 months ended June 30, 2021, FUND’s NAV and market price appreciated by 45.85% and 55.33%, respectively, compared to the Russell 3000 Total Return Index’s 44.16% advance. While Sprott Focus Trust still trails on some longer-term measures, we are optimistic about improvement ahead.

The underpinnings of FUND’s first-half success are the long awaited return of active investing and a shift in preference to undervalued, economically sensitive companies. During 2020’s COVID-induced economic shutdown, a new audience discovered stock market investing. Armed with new savings and easily accessible cheap (or commission-free) trading platforms, a new breed of retail investors discovered stocks for the first time. This new class of investors seems disinterested in passively betting on indices or ETFs and has found new non-traditional Wall Street research sources. They seem to prefer to find their gurus on social media platforms. While their initial targets were heavily shorted stocks like GameStop Corp. (yes, we did once own it and sold it near the bottom), their interest seems to have broadened out to seek other fundamental factors. As the first half of 2021 progressed, small-cap stocks with higher quality metrics and more compelling valuations were discovered by these more active and engaged investors.

We entered a corrective phase in the second quarter (which persists at this writing) due to fears that the Delta variant of COVID-19 might slow the rapid economic recovery. We expect the correction in value and small-cap strategies will be short lived. The markets are taking their cues from the U.S. Treasury bond market, and it seems that the massive risk-off rally in bond prices has run its course. Further, given the level of interest rate manipulation by the Federal Reserve (“Fed”), we would not trust the historically reliable signals delivered by bond yields. It also seems likely that more fiscal stimulus is on its way and its inflationary impacts will be far from “transitory.” The reversal of relative performance between value and growth styles was the most dramatic we have seen since 2000 and we believe the powerful mean reversion in our favor is just beginning.

With its heavy emphasis on quality balance sheets and high returns on capital, FUND’s portfolio was well positioned when the markets turned their attention toward economic recovery with the arrival of COVID vaccines at the end of last year. Our overweighting in hard assets themes like Energy Services, Industrials, Materials and Real Estate was finally rewarded. Many of FUND’s portfolio companies posted all-time record results in the first quarter of 2021. The early read for the second quarter is more of the same, with even brighter prospects for the balance of 2021. We are enjoying intelligent share buyback activity and dividend increases among most of our portfolio holdings. Our heavy exposure to asset management companies positions us well for the continued asset appreciation in markets (good inflation). Finally, during the 2020 COVID recession, many companies found new ways to improve their business models and are now enjoying record operating margins. The current domestic competitive landscape looks more like the 2000-2010 period than the last decade (2011-2020) which was characterized by disinflation. We have remained fully invested and our holdings, while up, are barely keeping pace with their improving fundamentals.

Portfolio Activity

The S&P 500 Total Return Index advanced 96.14% from the March 23, 2020, low last year in an almost straight-line fashion through June 30, 2021. Following a move of this magnitude over such a short time period, we’ve been better sellers than buyers of late, reflected in our lower-than-normal portfolio turnover of 9.11%. We exited four positions during the six months while building only one new position (and started to nibble on another). Positions in Arcosa, Inc. Cirrus Logic, Inc. and Gentex Corporation were liquidated during the period under review after very significant share price moves in each and reaching our estimates of fair value. Fresnillo plc, part of the precious metals basket, was liquidated in favor of consolidating exposure to silver with our higher conviction position in Hochschild Mining plc.

A new position in Australian drilling services company DDH1 Limited (“DDH1”). was initiated during the first half of 2021. Shares in DDH1 languished for a short time following its March 2021 IPO (initial public offering), providing the opportunity to buy a very high-quality business at an even better entry price. DDH1 Drilling started in 2006 with a single diamond core drill rig. Through consistent organic growth and two key acquisitions in 2018 and 2019, DDH1 has grown to become one of Australia’s largest providers of specialized and more technically challenging and deep drilling services. The company’s market share in Australia has grown from 2% (16 rigs) in 2011 to 11% (99 rigs) as of December 31, 2020, a compound average growth rate of 20%. Key elements of attraction that enable DDH1’s resilience through the mining cycle include a focus on large scale low-cost miners with an ongoing need to replenish reserve depletion

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MANAGER’S DISCUSSION

regardless of the stage in the cycle; a focus on producing mines and near mine development; excellent track record managing fixed and variable costs; judicious use of leverage to ensure sufficient capital to grow in the down cycle instead of servicing debt (DDH1 has a net cash balance sheet today); exploration exposure targeting higher-margin work; diversity in commodity exposure, and sufficient scale in each; specialization requiring greater skills, garnering higher day rates; a focus on increasingly deeper drilling industry trends — drilling rates per meter increase as depth increases.

During the first half of 2021, we also started to nibble on shares in leading scrap steel producer Nucor Corporation before record high steel prices during the period propelled shares beyond our targeted buy range. We remain disciplined and patient, hoping for a better entry price in the second half of 2021.

Performance Contributors and Detractors

In our last letter to shareholders (annual report dated December 31, 2020), we explained that in the closing days of 2020, Sprott Focus Trust participated in a faltering SPAC (special purpose acquisition company) transaction involving AerSale Corporation, a global leader in aviation aftermarket products and services. It was an opportunistic purchase since very attractive terms were needed to entice outside investor participation and enable the deal with Monocle Acquisition Corporation to be consummated. Since the closing of the transaction, AerSale shares advanced strongly, producing the greatest source of portfolio performance during the period under review (3.10% contribution). Shares in high-quality denim retailer The Buckle, Inc. contributed 2.67% of portfolio performance thus far this year as consumers returned to in-store shopping while online sales activity remained elevated, driving better than expected operating results. Biogen Inc. delivered strong share price performance during the period as the FDA approved its controversial Alzheimer’s drug aducanumab. Shares surged 41.42% through June 30, 2021, contributing 1.82% of total portfolio performance. Shares in Helmerich & Payne, Inc., the largest U.S. oil and gas drilling services company, contributed 1.80% of total performance as drill rig utilization rates continue to rebound from the deep 2020 trough. Helmerich & Payne’s transition to performance-based contracts from standard day rate-based contracts should drive increased profit margins as the energy drilling upcycle continues. Western Digital Corporation shares contributed 1.27% of portfolio performance during the period as expectations for improved end-market demand for the company’s hard disk drive (HDD) and NAND memory products suggest better pricing and stronger profitability in the coming quarters and beyond.

The greatest detractors from Sprott Focus Trust’s performance during the first half of 2021 were all miners in the precious metals basket.

The spot price of gold declined 6.76% in the first six months of this year on the belief that the Fed will raise interest rates sooner than later to tame what is believed to be transient inflationary pressures related to the reopening of the post-COVID global economy. Against this pricing headwind, shares of precious metals producers across the globe struggled, despite strong underlying fundamentals at the current cyclically depressed spot prices. The bottom five portfolio positions in aggregate detracted 1.69% from FUND’s total portfolio performance. (This compares favorably, however, to the aggregate contribution of 10.66% from the top five performers discussed earlier.) Today, precious metals mining equities offer generally clean balance sheets, strong expected free cash flow and among the most compelling valuations in 20 years, which translates into tremendous perceived risk-reward opportunities. Great investment opportunities are often preceded by significant declines. We believe this is the case today with our basket of gold and silver miners, despite the market’s recent sell-off.

Top 5 Contributions to Performance

Year-to-date through 6/30/2021 (%)1

AerSale Corporation	3.10
The Buckle, Inc.	2.67
Biogen Inc.	1.82
Helmerich & Payne, Inc.	1.80
Western Digital Corporation	1.27
[1]	Includes dividends.

Top 5 Detractors from Performance

Year-to-date through 6/30/2021 (%)1

Hochschild Mining plc	-0.56
Seabridge Gold Inc.	-0.44
Pan American Silver Corp.	-0.31
Fresnillo plc	-0.20
Barrick Gold Corporation	-0.18
[1]	Net of dividends.

Figure 1

Positioning

Sprott Focus Trust at mid-year had 35 equity positions and was nearly fully invested with cash at 2.59%. As shown in Figure 2, the Fund’s greatest sector exposure remains the Materials sector at 25.14%, consisting of both industrial and precious metals producers and drilling services companies. Almost as large, is the Fund’s exposure to the Financials sector (20.70%), consisting primarily of asset managers and longtime holding Berkshire Hathaway Inc. We still own no banks (a differentiating feature among value managers) since their levered business model provides no margin of safety against permanent impairment, a lesson others learned during the 2008 global financial crisis. Six of the previous largest ten positions remain, with AerSale Corporation, The Buckle, Inc., Pason Systems Inc. and THOR Industries, Inc. appreciating into the top Top 10 list by mid-year. Share price appreciation resulted in the portfolio becoming slightly more concentrated today than at year-end. The Top 10 comprised 46.38% of portfolio exposure versus 45.48% at year-end.

Statistically, as shown in Figure 3, the Sprott Focus Trust remains invested across a collection of equity securities of high quality

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MANAGER’S DISCUSSION

companies with pristine balance sheets, generating solid returns on capital and priced at a discount to our estimates of fair value. The Fund’s long term performance track record demonstrates that a portfolio of companies with these attributes can be expected to deliver attractive returns with less risk over time. As significant co-investors in the Sprott Focus Trust ourselves, we believe the Fund is very well positioned for whatever market conditions the future may hold.

Top 10 Positions

(% of Net Assets)

AerSale Corporation	5.84
The Buckle, Inc.	5.15
Federated Hermes, Inc.	4.80
Berkshire Hathaway Inc.	4.79
Helmerich & Payne, Inc.	4.50
Western Digital Corporation	4.39
Kennedy-Wilson Holdings, Inc.	4.33
Artisan Partners Asset Management, Inc.	4.24
Pason Systems Inc.	4.24
THOR Industries, Inc.	4.10

Portfolio Sector Breakdown

(% of Net Assets)

Materials	25.14
Financial Services	20.70
Energy	9.83
Consumer Discretionary	9.25
Real Estate	8.16
Consumer Staples	7.81
Industrials	7.44
Information Technology	5.95
Health Care	3.14
Cash & Cash Equivalents	2.59

Figure 2

Portfolio Diagnostics

Fund Net Assets	$275 million
Number of Holdings	35
2021 Semi-Annual Turnover Rate	9.11%
Net Asset Value	$9.38
Market Price	$8.51
Average Market Capitalization[1]	$3,295 million
Weighted Average P/E Ratio[2,3]	15.49x
Weighted Average P/B Ratio[2]	1.91x
Weighted Average Yield	1.94%
Weighted Average ROIC	19.03%
Weighted Average Leverage Ratio	2.06x
Holdings ≥75% of Total Investments	20
U.S. Investments (% of Net Assets)	71.31%
Non-U.S. Investments (% of Net Assets)	28.69%

Figure 3

[1]

Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Sprott believes offers a more accurate measure of average market cap than a simple mean or median.

[2]

Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (12.98% of holdings as of 6/30/2021).

Outlook

Two years ago, in our semi-annual report letter to shareholders (June 30, 2019), we wrote about Ray Dalio of Bridgewater Associates, LP and his prediction of a “paradigm shift.” The observation was that with the changeover of decades, there is often a reversal of investment preferences and performance. Strategies that had previously worked for a decade surrender their leadership to the last ten years’ underperformers. We think that a paradigm shift may have occurred in 2020 with the COVID-19 pandemic and ensuring economic shutdown acting as the catalyst. The remarkable monetary and fiscal responses to the sharp but short recession may have broken us out of the disinflationary slumber that persisted for years following the great financial crisis. The low-interest rate/low-inflation environment has given way to higher inflation and negative real interest rates (adjusted for inflation) as far as we can see. We don’t think this is transitory. Labor is in short supply, at least at current wage levels. The benefits of offshoring labor to cheaper foreign jurisdictions are now viewed as societal negatives with policies designed to bring jobs back onshore. Just-in-time inventory proved costly as supply chains broke down with transportation bottlenecks. The costs of holding inventory are low and the business risks of being caught short are high. As individual consumers, we have certainly learned to keep more toilet paper and cleaning supplies in our homes. Politicians have fully embraced Modern Monetary Theory as a means to pull forward popular spending without concern for the longer-term “pay for.” We believe the sharp rallies we have seen in commodities and value stocks are at the very early stages of what could be a long bull market. For certain, there will be sharp corrections along the way. Markets are aligned and driven by rapid shifts among large algorithmic trading strategies. There will be plenty of macro headlines which will need to be digested. The national debt ceiling has been suspended for two years and needs to be addressed. Political and regulatory attacks on the largest companies are ongoing. And, the market will need to adjust for any new personal or corporate tax changes that emerge in the next six months. But it seems the “paradigm shift” is in play, and we believe that FUND’s portfolio is well positioned for the current market environment.

We would like to include a final word on FUND’s market price versus its net asset value performance. We made some very solid progress during the first half of 2021 in narrowing the discount,

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MANAGER’S DISCUSSION

which moved from 14.60% as of December 31, 2020, to 9.33% as of June 30, 2021. We believe that our ongoing program to repurchase shares and our relatively strong performance were contributing factors. We hope progress will continue. We can control the first factor. Since we began our share repurchase program in November of 2020, we have retired 1,339,326 shares. In the FUND’s June Board meeting, our Directors approved another 5%. We hope the market will continue to deliver the second part.

As always, we are grateful to our loyal and long-term shareholders for their support and patience. We are surrounded by excited and experienced professionals at Sprott and remain contrarian, innovative and aligned. Once again, many thanks to Matt Haynes for his contributions to our research and co-authorship of this letter. We always enjoy sharing our thoughts with fellow shareholders, so please don’t hesitate to call us directly at 203.656.2430.

Sincerely,

W. Whitney George

Senior Portfolio Manager

July 27, 2021

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PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE: FUND NAV: XFUNX

Average Annual Total Return (%) Through 6/30/2021

	YTD	1 YR	3 YR	5 YR	10 YR	15 YR	20 YR	SINCE INCEPTION (11/1/96)[1]
FUND (NAV)	19.25	45.85	12.58	13.00	7.85	7.24	9.42	9.96

*	Not Annualized.

Relative Returns: Monthly Rolling Average Annual Return Periods1

Since inception through 6/30/2021

On a monthly rolling basis, the Fund outperformed the Russell 3000 in 56.50% of all 10-year periods; 53.16% of all 5-year periods; 46.74% of all 3-year periods and 48.42% of all 1-year periods.

*	Average of monthly rolling average annual total returns over the specified periods.

Market Price Performance History Since Inception (11/1/96)1

Cumulative Performance of Investment2

Description	1 MO	QTD	YTD	1 YR	3 YR	5 YR	10 YR	15 YR	20 YR	SINCE INCEPTION
Sprott Focus Trust (MKT TR)	0.99	10.57	26.62	55.33	40.61	95.19	118.54	159.86	556.17	1,037.56
Sprott Focus Trust (MKT Price)	(0.41)	9.04	23.26	44.15	8.76	32.48	9.18	(17.35)	35.00	94.40

[1]

Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA, Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.

[2]

Reflects the cumulative performance experience of a continuous common stockholder who reinvested all distributions and fully participated in the primary subscription of the Fund’s 2005 rights offering.

[3]	Reflects the actual month-end market price movement of one share as it has traded on Nasdaq.

Calendar Year Total Returns (%)
YEAR	FUND (NAV)
2020	6.80
2019	32.67
2018	-17.01
2017	18.46
2016	24.83
2015	-11.12
2014	0.32
2013	19.73
2012	11.42
2011	-10.51
2010	21.79
2009	53.95
2008	-42.71
2007	12.22
2006	15.85
2005	13.66
2004	29.34
2003	54.33
2002	-12.50
2001	10.04
2000	20.94
1999	8.73

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-/mid-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund also generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 3, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2021 to date.

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History Since Inception

The following table details the share accumulations by an initial investor in the Fund who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Review of the Fund.

HISTORY		AMOUNT REINVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.145		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219	35,501	31,166
2014	Annual distribution total $0.42		7.890	222	35,617	31,348
2015	Annual distribution total $0.44		6.655	296	31,657	26,726
2016	Annual distribution total $0.40		6.609	287	36,709	31,423
2017	Annual distribution total $0.52		7.603	345	46,794	41,502
2018	Annual distribution total $0.69		6.782	565	38,836	33,669
2019	Annual distribution total $0.46		6.870	403	51,523	45,688
2020	Annual distribution total $0.55		6.038	603	55,033	46,996
2021	Year-to-date distribution total $0.22		6.038	603	55,033	46,996
6/30/2021		$7,044		7,414

[1]The	purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]Values	are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3]Includes	a return of capital.

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Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Fund work?

The Fund automatically issues shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with the Fund, your distributions are automatically reinvested unless you have otherwise instructed the Fund’s transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plan also allows registered stockholders to make optional cash purchases of shares of the Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your FUND shares with Computershare for safekeeping. Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans.

How does the Plan work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plan and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for FUND held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plan?

You can call an Investor Services Representative at (203) 656-2430 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: Sprott Focus Trust Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 30170, College Station, TX 77842-3170, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

2021 Semi-Annual Report to Stockholders  |  9

Sprott Focus Trust	June 30, 2021 (unaudited)

Schedule of Investments
Common Stocks – 97.2%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 9.1%
AUTOMOBILES – 4.1%
Thor Industries, Inc.[1]	100,000	$11,300,000

SPECIALTY RETAIL – 5.0%
Buckle, Inc. (The)	275,000	13,681,250
Total (Cost $14,108,609)		24,981,250

CONSUMER STAPLES – 7.8%
FOOD PRODUCTS – 7.8%
Cal-Maine Foods, Inc.	265,000	9,595,650
Industrias Bachoco SAB de CV1	75,000	3,474,000
Sanderson Farms, Inc.	45,000	8,458,650

		21,528,300
Total (Cost $16,394,758)		21,528,300

ENERGY – 9.8%
ENERGY EQUIPMENT & SERVICES – 9.8%
Helmerich & Payne, Inc.	380,000	12,399,400
Pason Systems Inc.	1,620,000	11,670,378
Smart Sand, Inc.[1,2]	900,000	2,997,000

		27,066,778
Total (Cost $27,416,283)		27,066,778

FINANCIALS – 20.7%
CAPITAL MARKETS – 15.9%
Artisan Partners Asset Management, Inc.	230,000	11,688,600
Ashmore Group plc[1]	700,000	3,727,993
Federated Hermes, Inc.	390,000	13,224,900
Franklin Resources, Inc.	275,000	8,797,250
Value Partners Group Ltd.	10,000,000	6,388,213

		43,826,956

DIVERSIFIED FINANCIAL SERVICES – 4.8%
Berkshire Hathaway Inc.[2]	47,500	13,201,200
Total (Cost $40,703,639)		57,028,156

HEALTH CARE – 3.1%
BIOTECHNOLOGY – 3.1%
Biogen Inc.[2]	25,000	8,656,750
Total (Cost $5,562,855)		8,656,750

INDUSTRIALS – 7.4%
AEROSPACE & DEFENSE – 5.8%
AerSale Corporation[2]	1,291,400	16,090,844

MARINE – 1.6%
Clarkson plc	100,000	4,412,727
Total (Cost $13,235,666)		20,503,571

INFORMATION TECHNOLOGY – 6.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 1.6%
Vishay Intertechnology, Inc.	190,000	4,284,500

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 4.4%
Western Digital Corporation[2]	170,000	12,098,900
Total (Cost $10,130,738)		16,383,400

Schedule of Investments

	SHARES	VALUE

MATERIALS – 25.1%
CHEMICALS – 3.7%
Westlake Chemical Corp.	115,000	$10,360,350

METALS & MINING – 21.4%
Agnico Eagle Mines Ltd.	60,000	3,627,000
Barrick Gold Corporation	320,000	6,617,600
Centamin plc	2,000,000	2,799,799
DDH1 Limited.[2]	6,000,000	5,264,650
Gemfields Group Ltd.[1,2]	16,000,000	2,016,807
Hochschild Mining plc	2,400,000	5,092,757
Kirkland Lake Gold Ltd.[1]	175,000	6,742,750
Major Drilling Group International, Inc.[1,2]	900,000	6,222,168
Nucor Corporation	5,000	479,650
Pan American Silver Corp.	200,000	5,714,000
Reliance Steel & Aluminum Co.	60,000	9,054,000
Seabridge Gold Inc.[1,2]	300,000	5,265,000

		58,896,181
Total (Cost $49,071,247)		69,256,531

REAL ESTATE – 8.2%
REAL ESTATE MANAGEMENT & DEVELOPMENT – 8.2%
FRP Holdings, Inc.[2]	120,000	6,681,600
Kennedy-Wilson Holdings, Inc.	600,000	11,922,000
Marcus & Millichap, Inc.[2]	100,000	3,887,000

		22,490,600
Total (Cost $15,072,492)		22,490,600

TOTAL COMMON STOCKS
(Cost $191,696,287)		267,895,336

REPURCHASE AGREEMENT – 2.5%
Fixed Income Clearing Corporation, 0.0% dated 06/30/21, due 07/01/21, maturity value $6,943,730 (collateralized by obligations of a U.S. Treasury Note, 0.125% due 01/15/30, valued at $7,082,659)		6,943,730
Total (Cost $6,943,730)		6,943,730

SECURITIES LENDING COLLATERAL – 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.01%[3]	1,024,140	1,024,140
Total (Cost $1,024,140)		1,024,140

TOTAL INVESTMENTS – 100.1%
(Cost $199,664,157)		275,863,206

LIABILITIES LESS CASH AND OTHER ASSETS –(0.1)%		(374,834)

NET ASSETS – 100.0%		$275,488,372

[1]

Security (or a portion of the security) is on loan. As of June 30, 2021, the market value of securities loaned was $6,707,731. The loaned securities were secured with cash collateral of $1,024,140 and non-cash collateral with a value of $5,869,268. The non-cash collateral received consists of equity securities, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

[2]	Non-Income producing.
[3]	Represents an investment of securities lending cash collateral.

10 | 2021 Semi-Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust	June 30, 2021 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$268,919,476
Repurchase agreements (at cost and value)	6,943,730
Foreign currencies at value	280,615
Cash	25,000
Receivable for investments sold	498,533
Receivable for dividends and interest	238,916
Receivable for securities lending income	540
Prepaid expenses and other assets	18,289
Total Assets	276,925,099
LIABILITIES:
Obligation to return securities lending collateral	1,024,140
Payable for investments purchased	489
Payable for investment advisory fee	233,908
Fund shares redeemed	36,706
Audit fees	18,448
Administration fees	15,571
Accrued expenses	107,465
Total Liabilities	1,436,727
Net Assets	$275,488,372
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 29,382,567 shares outstanding (150,000,000 shares authorized)	$190,630,773
Distributable earnings	84,857,599
Net Assets (net asset value per share $9.38)	$275,488,372
Investments (excluding repurchase agreements) at identified cost	$192,720,427
Foreign currencies at cost	$283,414
Market Value of securities on loan	$6,707,731

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Semi-Annual Report to Stockholders | 11

Sprott Focus Trust	June 30, 2021 (unaudited)

Statement of Operations

INVESTMENT INCOME:

INCOME:
Dividends	$2,809,133
Foreign withholding tax	(49,375)
Securities lending	6,638
Total Income	2,766,396
EXPENSES:
Investment advisory fees	1,334,004
Stockholders reports	39,266
Custody and transfer agent fees	38,926
Directors’ fees	5,402
Audit fees	18,448
Legal Fees	24,561
Administrative and office facilities	17,989
Other expenses	29,473
Total expenses	1,508,069
Compensating balance credits	63
Net expenses	1,508,132
Net Investment Income (loss)	1,258,264
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	12,841,994
Foreign currency transactions	(11,095)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	30,405,324
Other assets and liabilities denominated in foreign currency	(361)
Net realized and unrealized gain (loss) on investments and foreign currency	43,235,862
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$44,494,126

12 | 2021 Semi-Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust	June 30, 2021 (unaudited)

Statement of Changes

	SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED)	YEAR ENDED DEC. 31, 2020

INVESTMENT OPERATIONS:
Net investment income (loss)	$1,258,264	$4,289,170
Net realized gain (loss) on investments and foreign currency	12,830,899	11,237,477
Net change in unrealized appreciation (depreciation) on investments and foreign currency	30,404,963	(2,105,984)
Net increase (decrease) in net assets from investment operations	44,494,126	13,420,663
DISTRIBUTIONS:
Total Distributions	(6,457,031)	(15,908,592)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	4,543,053	10,661,537
Shares Redeemed	(9,992,750)	(595,076)
Total capital stock transactions	(5,449,697)	10,066,461
Net increase (decrease) in Net Assets	32,587,398	7,578,532
NET ASSETS
Beginning of period	242,900,974	235,322,442
End of period	$275,488,372	$242,900,974

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Semi-Annual Report to Stockholders | 13

Sprott Focus Trust	June 30, 2021 (unaudited)

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED)	YEAR ENDED DEC. 31, 2020	YEAR ENDED DEC. 31, 2019	YEAR ENDED DEC. 31, 2018	YEAR ENDED DEC. 31, 2017	YEAR ENDED DEC. 31, 2016
Net Asset Value, Beginning of Period	$8.08	$8.30	$6.69	$8.93	$8.07	$6.87
INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.04	0.15	0.12	0.17	0.09	0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.50	0.24	1.99	(1.67)	1.33	1.50
Total investment operations	1.54	0.39	2.11	(1.50)	1.42	1.64
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.22)	(0.33)	(0.07)	(0.24)	(0.09)	(0.10)
Net realized gain on investments and foreign currency	—	(0.22)	(0.39)	(0.45)	(0.43)	(0.30)
Total distributions to Common Stockholders	(0.22)	(0.55)	(0.46)	(0.69)	(0.52)	(0.40)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.06)	(0.04)	(0.05)	(0.04)	(0.04)
Total capital stock transactions	(0.02)	(0.06)	(0.04)	(0.05)	(0.04)	(0.04)
Net Asset Value, End of Period	$9.38	$8.08	$8.30	$6.69	$8.93	$8.07
Market Value, End of Period	$8.51	$6.90	$7.36	$5.78	$7.92	$6.94
TOTAL RETURN:[2]
Net Asset Value	19.25%[3]	6.80%	32.67%	(17.01)%	18.46%	24.83%
Market Value	26.62%[3]	2.86%	36.17%	(19.15)%	22.17%	27.16%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment Advisory fee expense	1.00%[4]	1.00%	1.00%	1.00%	1.00%	1.00%
Other operating expenses	0.13%[4]	0.18%	0.11%	0.24%	0.26%	0.28%
Net expenses	1.13%[4]	1.18%	1.11%	1.20%	1.20%	1.20%
Expenses prior to balance credits	1.13%[4]	1.18%	1.11%	1.24%	1.26%	1.28%
Net investment income (loss)	0.94%[4]	2.04%	1.57%	2.00%	1.11%	1.82%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$275,488	$242,901	$235,322	$181,749	$227,992	$197,306
Portfolio Turnover Rate	9%	35%	30%	31%	29%	35%

[1]	Calculated using average shares outstanding during the period.
[2]

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized.
[4]	Annualized.

14 | 2021 Semi-Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust

Notes to Financial Statements (unaudited)

Organization:

Sprott Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Sprott Asset Management LP and Sprott Asset Management USA Inc. (collectively, “Sprott”) assumed investment management responsibility for the Fund after the close of business on March 6, 2015. Royce & Associates, LLC was the Fund’s previous investment manager.

Summary of Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies” and Accounting Standards Update 2013-08.

At June 30, 2021, officers, employees of Sprott, Fund directors, and other affiliates owned approximately 50% of the Fund.

USE OF ESTIMATES:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Investments in open-end mutual funds such as money market funds are valued at the closing NAV. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the Investment Company Act of 1940 (the “1940 Act”), under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements).

2021 Semi-Annual Report to Stockholders  |  15

Sprott Focus Trust

Notes to Financial Statements (unaudited) (continued)

Level 3 –

significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s investments as of June 30, 2021 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$267,895,336	$—	$—	$267,895,336
Cash Equivalents	—	6,943,730	—	6,943,730
Securities Lending Collateral	1,024,140	—	—	1,024,140
Total	$268,919,476	$6,943,730	$—	$275,863,206

COMMON STOCK:

The Fund invests a significant amount of assets in common stock. The value of common stock held by the Fund will fluctuate, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the issuers of common stock held by the Fund participate or factors relating to specific companies in which the Fund invests.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The maturity associated with these securities is considered continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 6% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.5% of the rolling average or the distribution required by IRS regulations. Distributions are recorded on ex-dividend date and to the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year-end is distributed in the following year.

16  |  2021 Semi-Annual Report to Stockholders

Sprott Focus Trust

Notes to Financial Statements (unaudited) (continued)

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non- cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one fund managed by Sprott are allocated equitably.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances. The amount of credits earned on the Fund’s cash on deposit amounted to $63 for the period ended June 30, 2021.

CAPITAL STOCK:

The Fund issued 557,837 and 1,819,470 shares of Common Stock as reinvestments of distributions for the period ended June 30, 2021 and the year ended December 31, 2020, respectively.

On November 20 2020, as part of its evaluation of options to enhance shareholder value, the Board of Trustees (the “Board”) authorized Sprott to repurchase up to $50 million in aggregate purchase price of the currently outstanding shares of the Fund’s common stock through 2021. Under this share repurchase program, the Fund may purchase up to 5% of its outstanding common shares, in the open market, between November 20, 2020 and December 31, 2021. The Fund will continue to retire immediately all such common shares that it repurchases in connection with the share repurchase program.

The following table summarizes the Fund’s share repurchases under its share repurchase program for the period ended June 30, 2021:

Dollar amount repurchased	$9,992,868
Shares repurchased	1,253,167
Average price per share (including commission)	$8.02
Weighted average discount to NAV	11.91%

INVESTMENT ADVISORY AGREEMENT:

The Investment Advisory Agreement between Sprott and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. The Fund accrued and paid investment advisory fees totaling $1,334,004 to Sprott for the period ended June 30, 2021.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

For the period ended June 30, 2021, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $24,548,685 and $40,045,477, respectively.

Lending of Portfolio Securities:

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments, in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As June 30, 2021, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act registered money

2021 Semi-Annual Report to Stockholders  |  17

Sprott Focus Trust

Notes to Financial Statements (unaudited) (continued)

market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

As of June 30, 2021, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non Cash Collateral	Total Collateral
$6,707,731	$971,638	$5,736,094	$6,893,408

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2021.

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in Statement of Assets and Liabilities(a)	Financial Instrument	Collateral Received(b)	Net Amount (not less than $0)
$6,707,731	—	$(6,707,731)	—
(a)	Represents market value of loaned securities at year end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

All securities on loan are classified as Common Stock in the Fund’s Schedule of Investments as of June 30, 2021, with a contractual maturity of overnight and continuous.

Other information regarding the Fund is available through the Fund’s website (www.sprottfocustrust.com) and on the Securities and Exchange Commission’s website (www.sec.gov).

18  |  2021 Semi-Annual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.

W. Whitney George, Director1, Senior Portfolio Manager

Year of Birth: 1958  |  Number of Funds Overseen: 1  |  Tenure: Director since 2013; Term expires 2021  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: President of Sprott Inc. since January 2019; Executive Vice President of Sprott Inc. from January 2016 to January 2019; Chief Investment Officer of Sprott Asset Management, LP, a registered investment adviser, since April 2018; Senior Portfolio Manager since March 2015 and Chairman since January 2017, Sprott Asset Management USA Inc.

Michael W. Clark, Director

Year of Birth: 1959  |  Number of Funds Overseen: 4  |  Tenure: Director since 2015; Term expires 2022  |  Other Directorships: Board of the Sprott Funds Trust

Principal Occupation(s) During Past Five Years: President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.

Barbara Connolly Keady, Director

Year of Birth: 1962  |  Number of Funds Overseen: 4  |  Tenure: Director since 2015; Term expires 2023  |  Other Directorships: Board of the Sprott Funds Trust

Principal Occupation(s) During Past Five Years: Director of New Business Development at Ceres Partners since 2010.

Peyton T. Muldoon, Director

Year of Birth: 1969  |  Number of Funds Overseen: 4  |  Tenure: Director since 2017; Term expires 2023  |  Other Directorships: Board of the Sprott Funds Trust

Principal Occupation(s) During Past 5 Years: Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm since 2011.

James R. Pierce, Jr., Director

Year of Birth: 1956  |  Number of Funds Overseen: 4  |  Tenure: Director since 2015; Term expires 2021  |  Other Directorships: Board of the Sprott Funds Trust

Principal Occupation(s) During Past Five Years: Chairman of JLT Specialty Insurance Services, Inc. since September, 2014.

Thomas W. Ulrich, President, Secretary, Chief Compliance Officer

Year of Birth: 1963  |  Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Managing Director, Sprott Inc. group of companies (since January 2018); General Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012).

Varinder Bhathal, Treasurer

Year of Birth: 1971  |  Tenure: since 2017

Principal Occupation(s) During Past 5 Years: Chief Financial Officer of Sprott Asset Management LP since Dec 2018;

Managing Director, Corporate Finance and Investment Operations of Sprott Inc. since Oct 2017; Chief Financial Officer of Sprott Capital Partners since Oct 2016; Vice President, Finance of Sprott Inc. Dec 2015 to Oct 2017.

[1]

Mr. George is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to several relationships including his position as President of Sprott, Inc., the parent company of Sprott Asset Management USA Inc., the Fund’s sub-adviser.

The Statement of Additional Information has additional information about the Fund’s Directors and is available without charge, upon request, by calling (203) 656-2340.

2021 Semi-Annual Report to Stockholders  |  19

Board Approvals of Investment Advisory and Subadvisory Agreements

Board Approval of Investment Advisory and Sub-Advisory Agreements for Sprott Focus Trust, Inc.

The Board of Directors (the “Board”) of Sprott Focus Trust, Inc. (the “Fund”) met in person at a regularly scheduled meeting on June 4, 2021, in Watch Hill, Rhode Island, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its stockholders for the Board to approve the existing Investment Advisory Agreement by and between the Fund and Sprott Asset Management L.P. (the “Adviser”) and the existing Investment Sub-Advisory Agreement by and among the Fund, the Adviser, and Sprott Asset Management USA Inc. (the “Sub-Adviser”) (the “Sub-Advisory Agreement” and, together with the Investment Advisory Agreement, the “Agreements”).

In connection with the Board’s review of the Agreements, the directors who were not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (collectively, the “Independent Directors”) requested, and the Adviser and Sub-Adviser (together, the “Advisers”) provided the Board with, information about a variety of matters, including, without limitation, the following information:

•	nature, extent and quality of services to be provided by the Advisers, including background information on the qualifications and experience of key professional of the Advisers personnel that provide services to the Fund;
•	investment performance of the Fund, including comparative performance information for registered investment companies similar to the Fund;
•	fees charged to and expenses of the Fund, including comparative fee and expense information for registered investment companies similar to the Fund;
•	costs of the services provided, and profits realized by the Advisers;
•	and economies of scale.

In connection with the Board’s review of the Agreements, the Independent Directors considered the matters set forth above along with the following information:

•	Whitney George’s long portfolio management tenure with the Fund and its historical investment performance;
•	Mr. George’s significant ownership and, thus, stake in the Fund; and
•	the Advisers’ experience in managing pooled investment vehicles and accounts.

At the June 4, 2021 meeting, the Board and the Independent Directors determined that the continuation of the Agreements was in the best interests of the Fund in light of the services, personnel, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them.

To reach this determination, the Board considered its duties under the 1940 Act as well as under the general principles of state law in reviewing and approving advisory contracts; the fiduciary duty of investment advisers with respect to advisory agreements and the receipt of investment advisory compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of each of the Agreements, the Independent Directors received materials in advance of the Board meeting from the Advisers. The Independent Directors also met with Mr. George. The Board applied its business judgment to determine whether the arrangements by and among the Fund, SAM and SAM USA are reasonable business arrangements from the Fund’s perspective as well as from the perspective of its stockholders.

Nature, Extent and Quality of Services Provided by SAM and SAM USA

The Board considered the following factors to be of fundamental importance to its consideration of the nature, extent and quality of services provided by the Advisers: (i) Mr. George’s long tenure as the portfolio manager of the Fund; (ii) Mr. George’s value investing experience and related track record; (iii) background information on the qualifications and experience of the Advisers’ senior management and the key professional personnel that provide services to the Fund; (iv) the Advisers’ experience in managing pooled investment vehicles and accounts and its related organizational capabilities; and (v) the financial soundness of Sprott Inc., each Adviser’s ultimate parent company. The Board noted and took into account how well both the Adviser and Sub-Adviser continued to operate, with no diminishment of services, during the ongoing COVID-19 crisis. The Board noted that the Adviser, together with the Sub-Adviser, provided compliance services, research, trade execution, operations, risk monitoring, settlement, and service provider monitoring for the Fund. The Board discussed the allocation of responsibilities between the Adviser and Sub-Adviser, noting that portfolio management was delegated to the Sub-Adviser and the Adviser retained oversight responsibilities. The Board concluded that each Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to continue performing its duties under the Agreements and that the nature, overall quality and extent of the management services provided by the Advisers to the Fund were satisfactory.

Investment Performance

The Board considered that for the one-year period ended March 31, 2021, the Fund returned 66.31%, outperforming

20  |  2021 Semi-Annual Report to Stockholders

Board Approvals of Investment Advisory and Subadvisory Agreements (continued)

the Russell 3000 Index (its benchmark index) and peer group, but underperforming the Fund’s Morningstar/Lipper/Strategic Insight category. The Board noted that since-inception (on November 1, 1996), the Fund had outperformed its benchmark index, Morningstar/Lipper/Strategic Insight category and peer group, and returned 9.74%. For the five and ten-year periods, the Fund underperformed its benchmark index, peer group and Morningstar/Lipper/Strategic Insight category. The Board discussed the differences between the holdings in the Fund’s portfolio and the components of the Russell 3000 Index.

Although the Board recognized that past performance was not necessarily an indicator of future results, it found that Mr. George, SAM, and SAM USA had the necessary qualifications, experience and track record to manage the Fund. In light of the foregoing, the Independent Directors determined that SAM continued to be the appropriate investment adviser for the Fund and that SAM USA continue to be the appropriate investment sub-adviser for the Fund.

Fees and Expenses

The Board considered that the advisory fee payable to the Adviser was 1.00%, and the net expense ratio for the Fund was 1.18%. The Board noted that both the advisory fee and expense ratio were below the peer group averages. The Board noted that the Sub-Adviser did not receive any separate advisory fee from the Fund or the Adviser. After further discussion, the Board concluded that the fees collected by the Adviser for managing the Fund and overseeing the Sub-Adviser were not unreasonable.

Profitability

The Board reviewed the profitability analysis provided by the Adviser with respect to its management of the Fund. The Board considered that no fees or expenses were allocated to the Sub-Adviser, an entity affiliated and under the common control with the Adviser, and as such, the Board did not separately analyze the Sub-Adviser’s profitability. The Board noted that the Adviser earned a profit from managing the Fund over the past year. The Board discussed that the profit was not unreasonable when considering the resources devoted to implementing the Fund’s investment strategy, and the quality of the Fund’s personnel.

Economies of Scale

The Board considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the Fund through breakpoints in its management fees or other means, such as expense caps or fee waivers. The Board noted that the assets of the Fund were too small to meaningfully consider economies of scale and the necessity of breakpoints. The Board concluded that the current fee structure for the Fund was reasonable and that no changes were currently necessary.

Conclusion

It was noted that no single factor was cited as determinative to the decision of the Directors. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Sub-Advisory Agreement, concluding that having the Fund continue to receive services from the Advisers under the Agreements was in the best interest of the stockholders of the Fund and that the investment advisory fee rate was reasonable in relation to the services provided.

2021 Semi-Annual Report to Stockholders  |  21

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movement and future outlook are solely the opinion of Sprott at June 30, 2021 and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Fund’s portfolio and Sprott’s investment intentions with respect to those securities reflect Sprott’s opinions as of June 30, 2021 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in the Fund in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Fund on the website at www.sprottfocustrust.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Sprott by Russell Investments.

The Price-Earnings, or P/E, Ratio is calculated by dividing a fund’s share price by its trailing 12-month earnings-per share (EPS). The Price-to- Book, or P/B, Ratio is calculated by dividing a fund’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Fund’s future operating results
•	the prospects of the Fund’s portfolio companies
•	the impact of investments that the Fund has made or may make
•	the dependence of the Fund’s future success on the general economy and its impact on the companies and industries in which the Fund invests, and
•	the ability of the Fund’s portfolio companies to achieve their objectives.

This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Fund has based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

The Board authorized a share repurchase program, under which the Fund may purchase up to 5% of its outstanding common shares between November 20, 2020 and December 31, 2021. Any such repurchase would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

The Fund is also authorized to offer its common stockholders an opportunity to subscribe for additional shares of its common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within the Board’s discretion.

Proxy Voting

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Fund’s website at www.sprottfocustrust.com, by calling (203) 656-2430 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov.

22  |  2021 Semi-Annual Report to Stockholders

Notes to Performance and Other Important Information (continued)

Quarterly Portfolio Disclosure

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov. The Fund’s holdings are also on the Fund’s website (www.sprottfocustrust.com) approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted.

2021 Semi-Annual Report to Stockholders  |  23

www.sprott.com

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not applicable to this semi-annual report.

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this semi-annual report

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to this semi-annual report.

(b) There have been no changes to the portfolio managers identified in Item 8(a) in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period – as indicated by Trade Date.	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs *
Month #1 Jan 4 to Jan 29, 2021	199,782	$7.39	199,782	*No limit has been placed on the number of shares to be repurchased by the Registrant other than those imposed by federal securities laws.
Month #2 Feb 1 to Feb 26, 2021	290,042	$7.6908	290,042
Month #3 Mar 1 to Mar 26, 2021	248,349	$7.8454	248,349
Month #4 Apr 1 to Apr 30, 2021	216,153	$8.1246	216,153

Period – as indicated by Trade Date.	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs *
Month #5 May 3 to May 28, 2021	166,184	$8.4102	166,184
Month #6 Jun 1 to June 30, 2021	132,657	$8.6441	132,657
Total	1,253,167	$7.9591	1,253,167

Item 10. Submission of Matters to a Vote of Security Holders. There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the Registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There was no change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Month	Gross Earnings[1]	Lending Agent Earnings[2]	Management Fee[3]	Administrative Fee[4]	Indemnification Fee[5]	Rebate Amt[6]	Other Fees[7]	Aggregate of Fees for SL8	Client Earnings[9]	Aggregate Cash Collateral[10]	Lending During Period[11]	Indemnification Flag[12]	Revenue Split[13]	Non-Revenue Split[14]	Avg Monthly Market Value
Jan-21	2,812.44	542.55	95.97	0.00	0.00	0.00	0.00	638.52	2,173.92	104,872,020.15	Y	N	Y	N	9,972,127.94
Feb-21	1,561.59	298.96	64.39	0.00	0.00	0.15	0.00	363.50	1,198.09	70,368,452.75	Y	N	Y	N	8,688,186.09
Mar-21	1,106.42	212.66	42.60	0.00	0.00	0.00	0.00	255.26	851.16	46,554,971.95	Y	N	Y	N	7,435,786.56
Apr-21	1,117.38	218.22	25.13	0.00	0.00	0.00	0.00	243.35	874.03	27,460,661.60	Y	N	Y	N	7,883,713.53
May-21	1,309.00	249.82	58.51	0.00	0.00	0.00	0.00	308.33	1,000.67	63,944,782.50	Y	N	Y	N	8,112,591.79
Jun-21	710.70	134.92	35.78	0.00	0.00	0.00	0.00	170.70	540.00	39,095,611.70	Y	N	Y	N	3,894,310.29
Total	8,617.53	1,657.13	322.38	0.00	0.00	0.15	0.00	1,979.66	6,637.87	352,296,500.65					7,664,452.70

Item 13. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich
President

Date: August 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SPROTT FOCUS TRUST, INC.		SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich	By:	/s/ Varinder Bhathal
	Thomas W. Ulrich		Varinder Bhathal
	(Principal Executive Officer)		(Principal Financial Officer)

Date:	August 30, 2021	Date:	August 30, 2021